U.S. SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM 8-K/A

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                     OF THE SECURITIES EXCHANGE ACT OF 1934


                          Date of Report: May 17, 2007


                        GLOBAL IMMUNE TECHNOLOGIES, INC.
                        --------------------------------
             (Exact Name of registrant as specified in its Charter)



         Wyoming                     0-30520                  98-05327255
------------------------        -------------------       --------------------
(State of Incorporation)        Commission File No.          (IRS Employer
                                                          Identification  No.)


1111-207 West Hastings St., Vancouver, B.C. Canada            V6G 1H7
--------------------------------------------------          ----------
(Address of principal executive offices)                    (Zip Code)


Registrants telephone number,  (604)  351  -  9443
                               -----  ---     ----


                      (Registrants former name and address)
             1518 West Hastings St., Vancouver, B.C. Canada   V6G 3J4


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions below:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR 240-14d-2(b))
[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240-13e-4(c))

ITEM  4.01   CHANGES  IN  REGISTRANT'S  CERTIFYING  ACCOUNTANT

Pursuant  to  Item  304  of  Regulation  S-B  the  registrant  states:

(a) (1)(i) On datelstransMonth5Day10Year2007May 10, 2007, the Registrants certifying independent accountant, James Stafford Chartered Accountants ("Stafford"), Suite 350, 1111 Melville St., Vancouver, B.C., Canada V6E 3V6, was dismissed.

     (ii) The financial statements reported on by Stafford were not subject to an adverse or qualified opinion, or a disclaimer of opinion and were not modified as to uncertainty, audit scope or accounting principles during the year ended 31 March, 2006, and interim periods, with the exception that Stafford did issue a going concern opinion which appears Note 2 of the Companys financial statements which are a part of the Form 10-KSB Annual Report for the period ending March 31, 2006;

     (iii)   Not  Applicable.

     (iv) (A) There were no disagreements related to accounting principles or practices, financial statement disclosure, internal controls or auditing scope or procedure during the past two fiscal years and interim periods, including the interim period up through the date the relationship ended.

             (B)   Not  applicable;

             (C)   Not  applicable;

             (D)   Not  applicable;  and

             (E)   Not  applicable.

     (2) On May 10, 2007, we engaged a replacement independent registered accountant firm named Jorgensen & Co, Certified Public Accountants, of Bellevue, Washington ("Jorgensen"), as the Company's new registered independent public accounting firm to audit the Company's financial statements for the year ended March 31, 2007. Pursuant to SEC Release 34-42266, Jorgensen will also review the Company's financial statements to be reported in Quarterly Reports on Form 10-QSB, commencing with the Quarterly Report on Form 10-QSB for the quarter ended June 30, 2007.

     The Company did not consult with Stafford at any time prior to the Jorgensen engagement, including the Company's two most recent fiscal years ended March 31, 2007 and 2006, and the subsequent interim periods through the date of this Report, with respect to the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's financial statements, or any other matters or reportable events set forth in Item 304(a)(2)(I) and (ii) of Regulation S-B.

             (i)   Not  applicable;  and

             (ii)  Not  applicable.

     (3) The Registrant has provided to Stafford, its former independent certifying accountant, a copy of the disclosures contained in this Item 4 and the Registrant has attached a letter from Stafford, addressed to the Commission, confirming the statements made by the Registrant in this Item 4.01.

(b)  Not  applicable.

ITEM  9.01   FINANCIAL  STATEMENTS  AND  EXHIBITS

    (c)  Exhibits

   Exhibit  No.          Description

       (16) Letter from James Stafford, Chartered Accountant pursuant to Item 304(a)(3) of Regulation S-B

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                Global Immune Technologies, Inc.
Dated:  July  24,  2007

                                                /s/  Donald Perks
                                                -------------------------------
                                                By: Donald Perks
                                                Title: President